NEWS RELEASE
NASDAQ Symbol: “STRS”
Stratus Properties Inc.	Financial and Media Contact:
212 Lavaca St., Suite 300	William H. Armstrong III
Austin, Texas 78701	(512) 478-5788

STRATUS PROPERTIES INC. ANNOUNCES
SALE OF THE SAINT MARY FOR $60 MILLION
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AUSTIN, TX, January 12, 2021 - Stratus Properties Inc. (NASDAQ: STRS) announced today that on January 11, 2021, its subsidiary The Saint Mary, L.P. completed the sale of The Saint Mary, a 240-unit luxury, garden-style apartment project in the Circle C community in Austin, Texas, for $60 million, or $250,000 per unit.

William H. Armstrong III, Chairman of the Board, President and Chief Executive Officer of Stratus, stated, “The sale of The Saint Mary is another example of the substantial value we create for our shareholders with our proven approach to developing and owning well-located properties in strong Texas markets. In fact, we believe that the per unit sales price for The Saint Mary is the highest ever recorded in the Austin MSA for traditional garden-style surface-parked apartment product.”

The Saint Mary

Mr. Armstrong continued, “I am proud of our team for navigating the highly complex entitlement, design and leasing processes that maximized this development opportunity to meet market demand. Our team’s knowledge of and deep relationships in the market have enabled Stratus to raise third-party equity capital, arrange bank financing, oversee construction, expedite lease-up and manage and close the sale during a pandemic – all in less than three years. We look forward to reinvesting the proceeds of the sale in our robust pipeline of opportunities.”

After closing costs and payment of the outstanding construction loan, the sale generated net proceeds of approximately $34 million. Stratus anticipates receiving approximately $21.3 million from the subsidiary in connection with the sale. Stratus expects to recognize a pre-tax gain on the sale, net of gain allocated to noncontrolling interests, of approximately $14 million.

The sale generated an IRR to Stratus of approximately 62% calculated based on the company’s carrying value of the property contributed to the project, resulting in an equity multiple of 3.55x. The sale price reflects a 28% premium to the gross value for The Saint Mary used in the calculation of Stratus’ estimated net asset value as of December 31, 2019 as shown in Stratus’ Investor Presentation dated March 25, 2020 available on Stratus’ website.

The Saint Mary, a one and two-bedroom apartment property, features a contemporary design targeted to appeal to the technology-based workforce in Southwest Austin. Amenities include a fitness center, resort-style infinity-edge pool, and nearby dining, retail, entertainment and recreational options, including popular hiking spots The Barton Creek Green Belt and Slaughter Creek Trail. The project was approved for the Austin Energy Green Building Program. Construction commenced in June 2018 and was completed in December 2019. The first tenants took occupancy in July 2019, and the project was approximately 85% leased on the date of sale.

About Stratus Properties Inc.

Stratus is a diversified real estate company engaged primarily in the acquisition, entitlement, development, management, operation and sale of commercial and multi-family and single-family residential real estate properties, and the operation of hotel and entertainment businesses located in the Austin, Texas area and other select, fast-growing markets in Texas.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS.

This press release contains forward-looking statements, which are all statements other than statements of historical fact. The words “anticipates,” “may,” “can,” “could,” “plans,” “believes,” “potential,” “possible,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “to be” and any similar expressions are intended to identify those assertions as forward-looking statements. Forward-looking statements include Stratus’ estimated consolidated pre-tax gain and estimated net cash proceeds allocable to Stratus from the sale of The Saint Mary, the anticipated use of proceeds from the sale of The Saint Mary, and Stratus’ potential conversion to a real estate investment trust, or REIT.

Stratus cautions readers that forward-looking statements are not guarantees of future performance, and its actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause Stratus’ actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, Stratus’ ability to continue to effectively develop and execute its strategies, Stratus’ potential conversion to a REIT, the uncertain and ongoing impact of the COVID-19 pandemic, and other factors described in more detail under the heading “Risk Factors” in Stratus’ Annual Report on Form 10-K for the year ended December 31, 2019, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, each filed with the U.S. Securities and Exchange Commission.

Investors are cautioned that many of the assumptions upon which Stratus' forward-looking statements are based are likely to change after the forward-looking statements are made. Further, Stratus may make changes to its business plans that could affect its results. Stratus cautions investors that it does not intend to update its forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, business plans, actual experience, or other changes, and Stratus undertakes no obligation to update any forward-looking statements.

Important Information

Stratus intends to file with the SEC a definitive proxy statement and associated WHITE proxy card in connection with the solicitation of proxies for the Company's 2021 Annual Meeting. Details concerning the nominees of the Company's Board of Directors for election at the 2021 Annual Meeting will be included in the proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY'S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other documents filed by the Company free of charge from the SEC's website, www.sec.gov. The Company's shareholders will also be able to obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents by directing a request by mail to Stratus Properties Inc. at 212 Lavaca Street, Suite 300, Austin, TX 78701, or by calling the Company’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 877-456-3442.

Participants in the Solicitation

The Company, its directors and certain of its executive officers will be deemed participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of the Company's directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC on March 16, 2020, the Company's definitive proxy statement for the 2020 Annual Meeting of Shareholders filed with the SEC on April 3, 2020 and the Company's Current Report on Form 8-K filed with the SEC on December 17, 2020. To the extent holdings of such participants in the Company's securities have changed since the amounts described in the proxy statement for the 2020 Annual Meeting of Shareholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC, if and when they become available.
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A copy of this release is available on Stratus' website, stratusproperties.com.

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